UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) Of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 14, 2006

Memry Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-15971	06-1084424
(Commission File Number)	(IRS Employer Identification No.)

3 Berkshire Boulevard, Bethel, Connecticut	06801
(Address of principal executive offices)	(Zip Code)

(203) 739-1100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into an Amendment to a Material Definitive Agreement.

On June 14, 2006, Memry Corporation (the “Company”) entered into an amendment (the “Amendment”) to its Master Supply Agreement (the “Agreement”), dated June 13, 2006, with Medtronic, Inc. (“Medtronic”). The Agreement provides for the supply by the Company of medical products to Medtronic. The Amendment extends the term of the Agreement from June 13, 2006 to July 31, 2006. A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 –	Amendment to Supply Agreement by and between the Company and Medtronic, Inc., effective as of June 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMRY CORPORATION

Date: June 20, 2006	By:	/s/ Robert P. Belcher
Robert P. Belcher
President and Chief Executive Officer,
Senior Vice President – Finance and Administration, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Supply Agreement by and between the Company and Medtronic, Inc., effective as of June 13, 2006.